SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 5, 2007
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                      0-18105                 11-2871434
      --------                      -------                 ----------
  (State or other                 (Commission File         (IRS Employer
   jurisdiction of                    Number)              Identification No.)
   incorporation)

    180 Linden Avenue, Westbury, New York                   11590
    ----------------------------------------------------------------
   (Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code       (516) 997-4600
                                                         --------------
                -------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


     (d) On December 5, 2007, the Board of Directors appointed Joseph A. Giacalone as a director. Mr. Giacalone will also be Chairman of the Audit Committee.

          Joseph A. Giacalone, a certified public accountant, is Director of Finance and Accounting of Griffon Corporation since December 2007. He was Director of Finance and Accounting of P & F Industries, Inc. from August 2004 to October 2007. He was employed by Vasomedical, Inc. from February 1993 through August 2003. He served as Chief Financial Officer of Vasomedical, Inc. from January 2000 to August 2003. From 1983 to 1993, Mr. Giacalone was employed by the international accounting firm of Grant Thornton LLP.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VASOMEDICAL, INC.


                                       By: /s/ John C. K.Hui
                                          ------------------------------
                                          John C. K. Hui
                                          President and Chief Executive Officer

Dated:  December 11, 2007